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                                                                   EXHIBIT 10.15


                 FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

          This First Amendment to Revolving Credit Agreement dated as of March, 17 1998, by and among NRG Energy, Inc. (the "Borrower"), the banks from time to time party to the Credit Agreement (as hereinafter defined) (each a "Bank" and collectively the "Banks") and ABN AMRO Bank N.V. in its capacity as agent for the Banks (in such capacity, the "Agent").

                                WITNESSETH THAT:

          WHEREAS, the Borrower, the Banks and the Agent are party to that certain Revolving Credit Agreement dated as of March 17, 1997 (together with all exhibits, schedules, attachments, appendices and amendments thereof, the "Credit Agreement"); and

          WHEREAS, the Borrower has requested that the Credit Agreement be amended to, among other things, modify the definition of "Consolidated Tangible Net Worth" and the Banks are agreeable to such request.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Banks and the Agent hereby agree as follows:

     1. The definitions of, "Consolidated Capitalization", "Consolidated Net Income" and "Consolidated Tangible Net Worth" appearing in Section 1.1. of the Credit Agreement are hereby deleted in their entirety and the following definitions are hereby substituted therefor:

               "Consolidated Capitalization" means Consolidated Net Worth plus Indebtedness of the Borrower.

               "Consolidated Net Income" means, for any period, the net income (or net loss) of the Borrower for such period computed on a consolidated basis in accordance with GAAP.

               "Consolidated Net Worth" means, as of the date of determination thereof, the amount which would be reflected as stockholders' equity upon a consolidated balance sheet of the Borrower (determined in accordance with GAAP) prior to making any adjustment thereto in connection with the account entitled "currency translation account" on such balance sheet.

     2. The definition of "Guaranty" appearing in Section 1.1. of the Credit Agreement is hereby amended by inserting the following sentence at the end of such definition:

               Notwithstanding anything in this definition to the contrary, a Person's support of its subsidiary's obligation to (a) make equity contributions or (b) pay liquidated damages under an operating and maintenance agreement should such subsidiary fail to comply with the terms thereof shall not be considered a "Guaranty" by such Person.

     3. The definition of "Indebtedness" appearing in Section 1.1. of the Credit Agreement is hereby amended by inserting the following at the end of such definition:
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               All calculations of the Indebtedness of any Person (and the components thereof) shall be performed on a consolidated basis-provided, that Indebtedness shall not include obligations which are required by GAAP to be shown as liabilities on such Person's balance sheet, but which are non-recourse to such Person.

     4. The definition of "Minimum Consolidated Tangible Net Worth" appearing in
Section 1.1. of the Credit Agreement is hereby deleted in its entirety and the following definition is hereby substituted therefor:

               "Minimum Consolidated Net Worth" means an amount, as of any determination thereof, equal to the sum of $175,000,000 plus 25% of Consolidated Net Income for the period from and including April 1, 1996 to such determination date but which amount shall in no event be less than $175,000,000.

     5. The following definitions are hereby inserted into Section 1.1. of the Credit Agreement in proper alphabetical order:

               "Material Subsidiary" means a Subsidiary of the Borrower whose total assets represent at least 5% of the total assets of the Borrower and its Subsidiaries determined based upon the most recent financial statements delivered pursuant to Section 7.6 (as determined in accordance with GAAP).

               "364-Day Credit Agreement" means that certain 364-Day Revolving Credit Agreement among NRG. Energy, Inc., ABN AMRO Bank N.V., as Agent and the banks party thereto, as from time to time amended or otherwise modified.

     6. Section 2.1(a) of the Credit Agreement is hereby amended by deleting the reference to "Section 11.12 or 11.13(iii)" in such section and replacing it with a reference to "Section 3.2(b), 11.12 or 11.13(iii)".

     7. Section 2.8 of the Credit Agreement is hereby amended by deleting the last sentence of Section 2.8(b) thereof and inserting the following new subsection (c) as follows:

               (c) Each such prepayment shall be accompanied by a payment of all accrued and unpaid interest on the Loans prepaid and shall be subject to Section 2.11.

     8. Section 3.2 of the Credit Agreement is hereby deleted and the following
Section 3.2 is hereby substituted therefor:

               Section 3.2. Extension of Termination Date. (a) No later than ninety (90) days before the second anniversary date of this Agreement the Borrower may make a request for a one year extension of the Termination Date in a written notice to the Agent. The Agent will promptly inform the Banks of any such request. Each Bank may, in its sole and absolute discretion, determine whether to consent to such request and may by a revocable written notice (a "Consent Notice") to the Agent and the Borrower given



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               no later than sixty (60) days prior to the second anniversary date of this Agreement (the period from ninety (90) days prior to such anniversary to and including sixty (60) days prior to such anniversary being the "Consent Period") notify the Agent and the Borrower of its determination to consent to such request. Failure by any Bank to respond within the Consent Period shall be deemed to be a denial of the Borrower's request by such Bank. Promptly after the Consent Period the Agent shall notify the Banks and the Borrower of which Banks have delivered a Consent Notice. Any Bank may revoke its Consent Notice at any time after the date sixty
               (60) days prior to the second anniversary date of this Agreement to and including the date forty-five (45) days prior to such anniversary (the "Revocation Period") by giving written notice to the Agent and the Borrower of such revocation (a "Revocation Notice"). If the Agent does not receive a Revocation Notice within the Revocation Period from a Bank who has previously delivered a Consent Notice, such Bank's Consent Notice shall become irrevocable. If the Required Banks or the Agent in its capacity as a Bank have not delivered Consent Notices which shall have become irrevocable in accordance with the foregoing, the Termination Date shall not be extended and the Agent shall promptly notify the Banks and the Borrower of such circumstance. If the Required Banks and the Agent in its capacity as a Bank shall have delivered Consent Notices which shall have become irrevocable in accordance with the foregoing, the Agent shall promptly notify the Borrower of such circumstance and the Borrower shall, no later than thirty (30) days prior to such second anniversary date, notify the Agent if it still desires the extension of the Termination Date. If the Borrower notifies the Agent in writing no later than thirty (30) days prior to such second anniversary date that it no longer desires the extension of the Termination Date, then the Termination Date shall not be extended and the Agent shall promptly notify the Banks and the Borrower of such circumstance. If the Agent does not receive a written notice from the Borrower no later than thirty (30) days prior to the second anniversary date of this Agreement stating that it no longer desires the extension of the Termination Date or the Borrower delivers written notice by such date to the Agent that it still desires the extension of the Termination Date, then, subject to any conditions precedent that the Agent may require in connection with such extension (e.g., the remaking of representations and warranties, no Default or Event of Default having occurred and the delivery of a legal opinion and other appropriate documentation) and as to such consenting Banks only, the Termination Date shall be so extended, such extension to be effective as of the second anniversary date of this Agreement and the Agent shall promptly notify the Banks and the Borrower of such circumstance.

               (b) In the event any Bank shall fail to agree to any extension requested by the Borrower pursuant to Section 3.2(a) (each such Bank a "Dissenting Bank"), the Borrower shall have the right to arrange with one or more Banks acceptable to the Agent that have consented to the extension of the Termination Date or other lenders acceptable to the Agent to assume all or a part of such Dissenting Bank's obligations under this Agreement. If the Borrower shall arrange for such a Bank or


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               lender to assume all or part of the obligations of any Dissenting
               Bank, then such Dissenting Bank and such Bank or lender shall execute and deliver to the Agent, for its acceptance and recording, an assignment agreement along with the accompanying documentation prescribed in Section 11.12 hereof. If the Borrower can not arrange for such a Bank or lender to assume the obligations of such Dissenting Bank, then (i) the Commitment of such Dissenting Bank shall terminate on the Termination Date in effect immediately before such extension, (ii) the Borrower shall repay in full on such Termination Date all Obligations payable to such Dissenting Bank under this Agreement (including all accrued interest and fees) and (iii) such Dissenting Bank will not be obligated to make any Loan or purchase a Participating Interest in any Letter of Credit with a maturity date or expiration date later than such Termination Date.

     9. Section 5.2 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting the following sentence therefor:

               Schedule 5.2 (as updated quarterly pursuant to Section 7.6(b) hereof or otherwise from time to time in writing by the Borrower) hereto identifies each Subsidiary and the jurisdiction of its incorporation.

     10. Section 5.4 of the Credit Agreement is hereby amended by deleting the words "and its Subsidiaries" appearing in the second sentence thereof.

     11. Section 5.5(a) and (b) of the Credit Agreement are hereby amended by deleting the first parenthetical appearing in each such subsection in its entirety and substituting the following parenthetical therefor:

               (as updated quarterly pursuant to Section 7.6(b) hereof or otherwise from time to time in writing by the Borrower)

     12. Section 6.2(b) of the Credit Agreement is hereby amended by inserting the following proviso at the end of such subsection:

               , provided that solely for purposes of this Section 6.2(b) the representations relating to the Borrower's Subsidiaries set forth in Section 5.2 hereof shall be deemed representations relating only to the Borrower's Material Subsidiaries.

     13. Section 7.6(a) of the Credit Agreement is hereby amended by(i) inserting the word "treasurer," after the words "chief financial officer," appearing in subsection (i)(B) and subsection (ii) thereof and (ii) inserting the following language immediately prior to the semi-colon at the end of subsection (ii)thereof (:

               (subject to year end adjustments)

     14. Section 7.6(b) of the Credit Agreement is hereby deleted in its entirety and the following Section 7.6(b) is hereby substituted therefor:

                    (b) Each financial statement furnished to the Banks pursuant to subsection (i) or (ii) of Section 7.6(a) shall be accompanied by (A) a



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               written certificate signed by the Borrower?s chief financial officer, vice president of finance, corporate controller or treasurer (i) to the effect that no Default or Event of Default has occurred during the period covered by such statements or, if any such Default or Event of Default has occurred during such period, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by the Borrower to remedy the same, (ii) to the effect that the representations and warranties contained in Section 5 hereof are true and correct in all material respects as though made on the date of such certificate (other than those made solely as of an earlier date, which need only remain true as of such date), taking into account any amendments to such Section (including, without limitation, any amendments to the Schedules referenced therein) made after the date of this Agreement in accordance with its provisions and except as otherwise described therein, (iii) notifying the Banks
               (x) of any litigation or governmental proceeding of the type described in Section 5.5 hereof or (y) of any change in the information set forth on the Schedules hereto and (B) a Compliance Certificate in the form of Exhibit C hereto showing the Borrower's compliance with the covenants set forth in Sections 7.9, 7.11, 7.12 and 7.13 hereof.

     15. Section 7.6(c) of the Credit Agreement is hereby deleted in its entirety and the following Section 7.6(c) is hereby substituted therefor:

               (c) The Borrower will (i) promptly (and in any event within three Business Days after an officer of the Borrower has knowledge thereof) give notice to the Agent and each Bank (x) of the occurrence of any Default or Event of Default or (y) of any payment default or payment event of default aggregating $20,000,000 or more under any Contractual Obligation of the Borrower and (ii) promptly (and in any event within ten Business Days after an officer of the Borrower has knowledge thereof) give notice to the Agent and each Bank of any material adverse change in the business, operations, Property or financial or other condition of the Borrower and its Subsidiaries (individually or in the aggregate).

     16. Section 7.12 of the Credit Agreement is hereby deleted in its entirety and the following Section 7.12 is hereby substituted therefor:

               Section 7.12. Consolidated Net Worth. (a) The Borrower will at all times maintain a ratio of Consolidated Net Worth to Consolidated Capitalization of at least 0.32 to 1.00, and (b) the Borrower will at all times cause its Consolidated Net Worth to be equal to or greater than the Minimum Consolidated Net Worth.

     17. Section 9.3(d) of the Credit Agreement is hereby amended by inserting the following language to the end of the last sentence thereof:

               and on the date of replacement, the Borrower shall pay all accrued interest and fees to the Bank that is being replaced.

     18. Section 11.13 of the Credit Agreement is hereby amended by: (i) inserting the following language after the words "reduce the" appearing in subsection (i)(B) thereof: "stated rate at which interest



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or fees accrue or reduce the" and (ii) inserting the following language to the end of the penultimate sentence of subsection (iii) thereof: "and all fees due and owing on the date of replacement".

     19. Section 11.12 of the Credit Agreement is hereby amended by deleting the phrase "Section 11.13(iii) below" and replacing it with the phrase "Section 3.2(b) or 11.13(iii)".

     20. Section 11.12. of the Credit Agreement is hereby further amended by inserting the following sentence at the end of such section:

               A Bank may not assign its Revolving Credit Commitment hereunder unless it shall simultaneously assign the same percentage of its commitment, if any, under the 364-Day Credit Agreement. If the Borrower replaces a Dissenting Bank or Replaceable Bank with another entity, it shall also cause the assignment of such Dissenting Bank or Replaceable Bank's commitment, if any, under the 364-Day Credit Agreement in accordance with the terms thereof, and such Dissenting Bank or Replaceable Bank agrees to cooperate in the making of such assignment.

     21. Section 8.1 of the Credit Agreement is hereby amended by (i) deleting the word "or" appearing at the end of clause (j) of such section, (ii) deleting the period at the end of clause (k) of such section and replacing it with "; or" and (iii) inserting the following clause (l) at the end of such section:

               (l) an "event of default" occurs under the 364-Day Credit Agreement.

     22. Section 11.15 of the Credit Agreement is hereby amended by inserting the word "Affiliates," after the words "their respective" appearing in the second sentence thereof.

     23. Schedule 1 of the Credit Agreement is hereby amended by inserting the following language after the Pricing Grid appearing in such Schedule:

               Any change in Rating (and in any fees or interest payable hereunder based on Ratings) shall be effective as of the date on which S&P or Moody's, as the case may be, announces the applicable change in such Rating. In the event of a split rating, the lower rating shall control.

     24. Schedule C-1 to Exhibit C to the Credit Agreement is hereby deleted in its entirety and Schedule C-1 attached hereto is hereby substituted therefor.

               Except as expressly amended hereby, the Credit Agreement and all other documents executed in connection therewith shall remain in full force and effect in accordance with their respective terms. The Credit Agreement, as amended hereby, and all rights and powers created thereby and thereunder or under such other documents are in all respects ratified and confirmed. From and after the date hereof, the Credit Agreement shall be deemed to be amended and modified as herein provided, but, except as so amended and modified, the Credit Agreement shall continue in full force and effect in accordance with its terms and the Credit Agreement and this Amendment shall be read, taken and construed as one and the same instrument. On and after the date hereof the term "Agreement" as used in the Credit Agreement and all other references to the Credit Agreement in the Credit Agreement, the other documents executed in connection therewith and/or herewith or any other instrument, document or writing executed by the Borrower or any other person or furnished to the Agent and/or the Banks by the



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Borrower, or any other person in connection herewith or therewith, shall be deemed to be a reference to the Credit Agreement as hereby amended.

     On and as of the date hereof, the Borrower represents and warrants to the Banks that:

          (a) The representations and warranties contained in this Amendment and the Credit Agreement are true and correct in all material respects, in each case as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date (and then as of such earlier date); and

          (b) Both before and after giving effect to this Amendment, no Default of Event of Default has occurred and is continuing or would result from the execution and delivery of this Amendment; and

          (c) The Borrower is, and will be, in full compliance with all of the material terms, conditions and all other provisions of this Amendment and the Credit Documents; and

          (d) This Amendment has been duly authorized, executed and delivered on its behalf, and both the Credit Agreement, both before being amended and supplemented hereby and as amended and supplemented hereby, and this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except to the extent that a remedy or default may be determined by a court of competent jurisdiction to constitute a penalty and except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights or by general principles of equity.

     This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York.

     This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Except as otherwise specified herein, this Amendment embodies the entire agreement and understanding between the Borrower and the Banks with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

     This Amendment shall be binding upon and inure to the benefit of the Banks and their successors and assigns and the Borrower and its permitted successors and assigns.

                  [Remainder of Page Intentionally Left Blank]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.



BORROWER:                        NRG ENERGY, INC.

                                 By:___________________________________
                                 Name:_________________________________
                                 Title:________________________________



AGENT/BANK:                      ABN AMRO BANK N.V., in its individual capacity
                                  as a  Bank and as Agent

                                 By:___________________________________
                                 Name:_________________________________
                                 Title:________________________________



                                 By:___________________________________
                                 Name:_________________________________
                                 Title:________________________________




OTHER BANKS:                     CIBC INC.


                                 By:___________________________________
                                 Name:_________________________________
                                 Title:________________________________






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

                                 COMMERZBANK AG

                                 By:___________________________________
                                 Name:_________________________________
                                 Title:________________________________


                                 CREDIT LOCAL DE FRANCE,
                                          NEW YORK AGENCY



                                 By:___________________________________
                                 Name:_________________________________
                                 Title:________________________________



                                 NATIONSBANK, N.A.



                                 By:___________________________________
                                 Name:_________________________________
                                 Title:________________________________



                                 SOCIETE GENERALE, CHICAGO BRANCH



                                 By:___________________________________
                                 Name:_________________________________
                                 Title:________________________________







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

                                 THE CHASE MANHATTAN BANK

                                 By:___________________________________
                                 Name:_________________________________
                                 Title:________________________________


                                 UNION BANK OF SWITZERLAND
                                           NEW YORK BRANCH

                                 By:___________________________________
                                 Name:_________________________________
                                 Title:________________________________


                                 By:___________________________________
                                 Name:_________________________________
                                 Title:________________________________



                                 WESTDEUTSCHE LANDERSBANK
                                          GIROZENTRALE, NEW YORK
                                          BRANCH

                                 By:___________________________________
                                 Name:_________________________________
                                 Title:________________________________


                                 By:___________________________________
                                 Name:_________________________________
                                 Title:________________________________












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                             Compliance Certificate
                                  Schedule C-1

                  Compliance Calculations for Credit Agreement

                    Calculation as of ____________, 19_______

A.       Liens (Section 7.9)

         1.       Total Liens $___________
         2.       Existing Liens $__________
         3.       Balance of Liens $______________ (Line A1 minus Line A2)
                 (Line A3 not to exceed 10% of Consolidated Net Tangible Assets)

B.       Sale of Assets (Section 7.11)

         1.       Net book value of assets sold
                  during this fiscal year $_______________

                  (Line B1 not to exceed 10% of Consolidated Net Tangible
                  Assets)

C.       Consolidated Net Worth (Section 7.12)

         1.       Consolidated stockholders' equity $____________

         2.       Less currency translation account $____________

         3.       Consolidated Net Worth

                  (Line C1 minus Line C2) $____________

D.       Consolidated Capitalization

         1.       Consolidated Net Worth (Line C3) $____________

         2.       Indebtedness of the Borrower $____________

         3.       Consolidated Capitalization

                  (Sum of line D1 and D2) $____________

E.       Ratio of Consolidated Net Worth to Consolidated Capitalization
                              ___ to ___
                   (ratio must be at least 0.32 to 1.00)